SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 1, 1999

                              AMERICA ONLINE, INC.
                  (Exact Name of Registrant as Specified in Charter)

   Delaware                  001-12143                     54-1322110
(State or Other        (Commission File Number)           (IRS Employer
Jurisdiction of                                         Identification No.)
Incorporation)

                     22000 AOL Way, Dulles, Virginia 20166
              (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:           (703) 265-1000
                                                     ---------------------------

Item 5.  Other Events.

         This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-79489 on Form S-3 the documents included as exhibits hereto.

         On  May  27,  1999,  America  Online,  Inc.  (the  "Company")  filed  a
Registration Statement on Form S-3 (No. 333-79489) (the "Registration Statement"), as amended by Amendment No. 1 filed on November 2, 1999, relating to the registration under the Securities Act of 1933, as amended, of up to an initial aggregate offering price of $5 billion of debt securities; common stock; preferred stock; shares of preferred stock represented by depositary shares; warrants; and stock purchase contracts to purchase common stock or preferred stock of the Company, which Registration Statement was declared effective on November 4, 1999.

         On December 1, 1999, the Company entered into an Underwriting Agreement (filed herewith as Exhibit 1.1) with Salomon Smith Barney Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters listed on Schedule II thereto (collectively, the "Underwriters"), pursuant to which the Company agreed to issue and sell and the Underwriters agreed, subject to certain conditions, to purchase $2,267,533,000 aggregate principal amount at maturity of the Company's Convertible Subordinated Notes due December 6, 2019 (the "Notes") registered under the Registration Statement at an initial public offering price of $551.26 per $1,000 principal at maturity Note (or an aggregate initial offering price of $1,250,000,242) less underwriting discounts and commissions. An additional $340,129,950 aggregate principal amount at maturity of the Notes is subject to an over-allotment option granted to the Underwriters in the Underwriting Agreement.

         The Notes are being issued pursuant to an Indenture to be dated as of December 6, 1999 between the Company and State Street Bank and Trust Company, as trustee (the "Trustee") (form of filed herewith as Exhibit 4.5), as supplemented and amended by a Supplemental Indenture No. 1 to be dated as of December 6, 1999 (form of filed herewith as Exhibit 4.7).

         In order to provide for the eligibility of the Trustee under the Trust Indenture Act of 1939, the Trustee has executed a Statement of Eligibility (form of filed herewith as Exhibit 25.1).

Item 7. Financial Information, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

Exhibit
No.       Description

1.1 Underwriting Agreement dated as of December 1, 1999 by and among the Company and Salomon Smith Barney Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters listed on
          Schedule II thereto.

4.5 Form of Indenture to be dated as of December 6, 1999, between the Company and State Street Bank and Trust Company, as trustee.

4.7 Form of Supplemental Indenture No. 1 to be dated as of December 6, 1999 between the Company and State Street Bank and Trust Company, as trustee.

25.1 Form T-1, Statement of Eligibility and Qualification of Trustee under the Trust Indenture Act of 1939.

                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMERICA ONLINE, INC.


                                By:    /s/Raymond G. Murphy
                                Name:  Raymond G. Murphy
                                Title: Senior Vice President and Treasurer

Dated:  December 2, 1999

                                  Exhibit Index

Exhibit
No.       Desscription

1.1 Underwriting Agreement dated as of December 1, 1999 by and among the Company and Salomon Smith Barney Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters listed on
          Schedule II thereto.

4.5 Form of Indenture to be dated as of December 6, 1999 between the Company and State Street Bank and Trust Company, as trustee.

4.7 Form of Supplemental Indenture No. 1 to be dated as of December 6, 1999 between the Company and State Street Bank and Trust Company, as trustee.

25.1 Form T-1, Statement of Eligibility and Qualification of Trustee under the Trust Indenture Act of 1939.